SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report:    March 13, 2001

               Date of Earliest Event Reported:    March 8, 2001



                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)


                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5. OTHER EVENTS
        ------------

          (a) On March 8, 2001, Registrant issued a press release announcing the unaudited results of operations for the second quarter ended December 31, 2000 and the six months ended December 31, 2000. The Registrant also stated that it had been advised by the New York Stock Exchange (NYSE) that it currently falls below NYSE continued listing standards and that it would be submitting a plan to the NYSE demonstrating how it plans to comply with such standards by the August 2002 deadline.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

          (c)  Exhibits.

               Exhibit
               Number                  Description
               ------                  -----------

                99 Copy of press release announcing the unaudited results of operations for the second quarter ended December 31, 2000 and the six months ended December 31, 2000. The Registrant also stated that it had been advised by the New York Stock Exchange (NYSE) that it currently falls below NYSE continued listing standards and that it would be submitting a plan to the NYSE demonstrating how it plans to comply with such standards by the August 2002 deadline.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                          TANDYCRAFTS, INC.


Date:  March 13, 2001                     By:/s/ Michael J. Walsh
                                             ---------------------------
                                             Michael J. Walsh, Chairman
                                             and Chief Executive Officer


Date:  March 13, 2001                     By:/s/ Leo C. Taylor
                                             ---------------------------
                                             Leo C. Taylor
                                             Senior Vice President of Finance